UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   December 4, 2006
                                                 ____________________________


                       First Keystone Financial, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Pennsylvania                          000-25328                    23-2576479
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)




22 West State Street, Media, Pennsylvania                               19063
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code    (610) 565-6210
                                                    _________________________


                               Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  Entry Into a Material Definitive Agreement
           __________________________________________

     On December 4, 2006, First Keystone Financial, Inc. (the "Company") entered into a Placement Agency Agreement (the "Agreement") with Sandler O'Neill & Partners, L.P. pursuant to which the Company agreed to sell in a private placement (the "Private Placement") an aggregate of 400,000 shares (the "Shares") of the Company's common stock, par value $0.01 per share, to qualified, accredited investors. The price per Share under the Agreement is $16.00, provided, however, that directors, officers, employees and consultants of the Company, who have subscribed for an aggregate of 31,210 Shares, will pay $19.20 per Share for the Shares they purchase in the Private Placement. The Private Placement is currently expected to close on December 11, 2006.

     Sandler O'Neill & Partners, L.P. is acting as placement agent for the Private Placement.

     Pursuant to the Agreement, the Company agreed to use its best efforts to: (i) file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") within 90 days of the closing of the Private Placement, to register the resale of the Shares, and (ii) have the Registration Statement declared effective by the Commission within 180 days after the closing of the Private Placement.

     The foregoing description of the Agreement and the Private Placement does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits
           _________________________________

           (a)  Not applicable.
           (b)  Not applicable.
           (c)  Not applicable.
           (d)  Exhibits

           The following exhibits are filed herewith.

      Exhibit Number       Description
      ___________________  __________________________________________________

      10.1 Placement Agency Agreement dated December 4, 2006 (without Schedule A or the Exhibits)











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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRST KEYSTONE FINANCIAL, INC.



Date:  December 8, 2006           By:   /s/Rose M. DiMarco
                                        ________________________
                                        Rose M. DiMarco
                                        Chief Financial Officer




























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